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                                                                   EXHIBIT 10.14

                      SCHEDULE OF HEALTH CARE REIT LEASES
                  WHICH ARE SUBSTANTIALLY IN THE FORM OF LEASE
                ATTACHED AS EXHIBIT 10.13 TO THE COMPANY'S FORM
                       10-Q FOR THE PERIOD ENDING 6/30/99

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                                                                       LEASING          ORIGINAL HEALTH CARE
FACILITY NAME                        LOCATION                       COMMITMENT FEE         REIT INVESTMENT         ANNUAL BASE RENT
-------------                        --------                       --------------      --------------------       ----------------
Alterra Clare Bridge of Salem        1355 Boone Road, SE               $562,030               $5,620,298               $525,500
                                     Salem, OR 97306

Alterra Wynwood of Rochester         3035 Salem Meadows Dr.             666,711                6,667,105                620,048
                                     Rochester, MN 55902

Alterra Sterling House of            5011 Trotwood Avenue               263,562                2,635,620                245,338
Columbia                             Columbia, TN 38401

Alterra Clare Bridge of              #4 Walden Ridge Drive              369,268                3,692,675                344,487
Asheville                            Asheville, NC 28803

Alterra Sterling House of N.         105 North Hills Drive              339,000                3,390,000                269,171
Augusta                              N. Augusta, SC 29841

Alterra Clare Bridge of Adams        500 Seven Fields                   514,750                5,147,504                470,723
                                     Seven Fields, PA 16046

Alterra Clare Bridge of Everett      2015 Lake Heights Drive            687,620                6,876,202                627,180
                                     Everett, WA 98208

Alterra Clare Bridge of              3501 Converse Drive                320,094                3,200,939                298,322
Wilmington                           Wilmington, NC 28412

Alterra Sterling House of            1119 Perry Drive NW                239,810                2,398,100                236,753
Canton                               Canton, OH 44708

Alterra Sterling House of            2183 Memorial Drive                262,228                2,622,279                242,561
Clarksville                          Clarksville, TN 37043-4447
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